QUAARTZ  INCORPORATED
A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

                                                                    EXHIBIT 99.5


UNAUDITED  PRO  FORMA STATEMENTS OF APPIANT TECHNOLOGIES, INC. AND QUAARTZ, INC.


September  30,  2000  and  March  31,  2001


Effective May 23, 2001, Appiant Technologies, Inc. ("Appiant") acquired all of the outstanding stock of Quaartz, Inc. ("Quaartz"). The total purchase price of $9.0 million consisted of the following:

(a) 1,500,000 shares of Appiant's common stock with an estimated value of $8.3 million, calculated by multiplying the number of shares issued by Appiant by $5.54, which represents the average price of Appiant's stock for the period two days preceding through two days following Appiant's announcement of the Merger, which occurred on February 8, 2001,

(b)  An  estimated  $242,000  of  acquisition  expenses,  and

(c) an estimated fair value of $429,000 relating to 92,387 stock options issued by Appiant in relation to the cancellation of all of the stock options held by Quaartz employees. The stock options were valued using the Black-Scholes option pricing model with the following assumptions: fair market value of Appiant stock - $5.28, exercise price - $4.50, estimated life of the options - 4 years, volatility - 147%, dividend rate - 0%, risk-free interest rate - 4.375%.

On the date the merger was consummated, May 23, 2001, all of the outstanding Quaartz preferred stock was converted to Appiant common stock using a conversion ratio of 4.62%, in addition, all of the outstanding Quaartz common stock was converted to Appiant common stock using a conversion ratio of 1.45%. Quaartz stock options to purchase 6,371,515 shares of common stock, warrants to purchase 250,000 shares of Quaartz series D preferred stock and warrants to purchase 6,000 shares of Quaartz preferred stock were cancelled as at the consummation date.

The merger has been accounted for using the purchase method of accounting and accordingly the purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed on the basis of their respective fair values on the acquisition date.

The  allocation  of  the  purchase  price  is  as follows, (as of May 23, 2001):

Workforce                      $  1,222,800

Technology                     $  2,790,000

Net  liabilities               $ (3,464,735)

Goodwill                       $  8,432,935

The acquisition has been structured as a tax free exchange of stock, therefore, the differences between the recognized fair value of acquired assets, including tangible assets, and their historical tax bases are not deductible for tax purposes.

The following unaudited pro forma combined balance sheet gives effect to the transaction as if it had been consummated as of March 31, 2001, by combining the balance sheet of Appiant of March 31, 2001 with the balance sheet of Quaartz as of March 31, 2001.

QUAARTZ  INCORPORATED
A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

The following unaudited pro forma combined financial statements of operations for the year ended September 30, 2000 and for the six months ending March 31, 2001 give effect to the merger as if it had occurred on October 1, 1999, with the results of Appiant and Quaartz being combined for the respective periods.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Amendment No. 1 to Appiant's Current Report on Form 8-K. The pro forma information should be read in conjunction with the accompanying notes thereto, with the historical financial statements and related notes thereto in Appiant's Report on Form 10-K, filed in January 2001, and Quaartz's financial statements and related notes filed with this Amendment No. 1 to Appiant's Current Report on Form 8-K.

QUAARTZ  INCORPORATED
A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
------------------------------------------------------------------------------------------------------------------------

                                       APPIANT TECHNOLOGIES, INC. AND QUAARTZ INC.
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                  AS OF MARCH 31, 2001

                                                        APPIANT         QUAARTZ      ADJUSTMENTS             PROFORMA
                                                     --------------  -------------  -------------          -------------
ASSETS
CURRENT ASSETS
   Cash and cash equivalents. . . . . . . . . . . .  $   1,525,000   $     36,522   $         --           $  1,561,522
   Restricted cash. . . . . . . . . . . . . . . . .        113,000             --             --                113,000
   Accounts receivable, net . . . . . . . . . . . .      5,656,000         37,182             --              5,693,182
   Inventory. . . . . . . . . . . . . . . . . . . .        576,000             --             --                576,000
   Equipment at customers under integration . . . .      1,713,000             --             --              1,713,000
   Prepaid expenses and other . . . . . . . . . . .        788,000        349,704             --              1,137,704
                                                     --------------  -------------  -------------          -------------
TOTAL CURRENT ASSETS                                    10,371,000        423,408             --             10,794,408
   Property and equipment, net. . . . . . . . . . .      9,901,000        890,243       (535,243)            10,256,000
   Capitalized software, net. . . . . . . . . . . .     21,267,000        913,999      1,876,001   (8)(6)    24,057,000
   Goodwill, net. . . . . . . . . . . . . . . . . .      2,041,000             --      8,432,935      (6)    10,473,935
   Other intangible assets, net . . . . . . . . . .             --      2,620,381      1,222,800)     (6)     3,843,181
   Other assets . . . . . . . . . . . . . . . . . .      1,097,000        232,984             --              1,329,984
                                                     --------------  -------------  -------------          -------------
TOTAL ASSETS. . . . . . . . . . . . . . . . . . . .  $  44,677,000   $  5,081,015   $ 10,998,493           $ 60,754,508
                                                     ==============  =============  =============          =============

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED
 STOCK AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable . . . . . . . . . . . . . . . .      8,833,000        445,319        241,811      (1)     9,520,130
   Accrued liabilities. . . . . . . . . . . . . . .      3,799,000      1,509,048       (771,000)     (2)     4,537,048
   Deferred revenue . . . . . . . . . . . . . . . .      3,470,000         22,000        (22,000)     (7)     3,470,000
   Income tax payable . . . . . . . . . . . . . . .        324,000             --             --                324,000
   Notes payable. . . . . . . . . . . . . . . . . .             --      4,300,000             --              4,300,000
   Note payable to related party. . . . . . . . . .        627,000             --             --                627,000
   Capital lease obligations, current portion . . .      6,888,000         41,920             --              6,929,920
                                                     --------------  -------------  -------------          -------------
TOTAL CURRENT LIABILITIES                               23,941,000      6,318,287       (551,189)            29,708,098
   Notes payable. . . . . . . . . . . . . . . . . .             --      3,500,000             --              3,500,000
   Capital lease obligations, net of
    current portion . . . . . . . . . . . . . . . .      3,950,000         11,253             --              3,961,253
                                                     --------------  -------------  -------------          -------------
TOTAL LIABILITIES                                       27,891,000      9,829,540       (551,189)            37,169,351

REDEEMABLE CONVERTIBLE PREFERRED STOCK                     253,000      9,066,519     (9,066,519)     (3)       253,000

STOCKHOLDERS' EQUITY
   Common stock . . . . . . . . . . . . . . . . . .        140,000         24,147         (9,147)     (3)       155,000
   Additional paid-in capital . . . . . . . . . . .     65,882,000     10,287,660     (3,503,503)     (3)    72,666,157
   Unearned stock-based compensation. . . . . . . .       (744,000)    (5,453,874)     5,453,874      (4)      (744,000)
   Accumulated deficit. . . . . . . . . . . . . . .    (48,327,000)   (18,672,977)    18,672,977      (5)   (48,327,000)
   Accumulated other comprehensive loss . . . . . .       (418,000)            --             --               (418,000)
                                                     --------------  -------------  -------------          -------------
TOTAL STOCKHOLDERS' EQUITY                              16,533,000    (13,815,044)    20,614,201             23,332,157
                                                     --------------  -------------  -------------          -------------

TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED
 STOCK AND STOCKHOLDERS' EQUITY                      $  44,677,000   $  5,081,015   $ 10,996,493           $ 60,754,508
                                                     ==============  =============  =============          =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS.

QUAARTZ  INCORPORATED
A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

                   APPIANT TECHNOLOGIES, INC. AND QUAARTZ INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2001

(1) Reflects the recording of transaction expenses.

(2) Reflects the elimination of the advance from Appiant to Quaartz as of March 31, 2001. Payments were made to Quaartz for services provided to Appiant, primarily in conjunction with software development projects.

(3) Reflects the issuance of 1,500,000 shares of Appiant common stock in exchange for all of the outstanding shares of Quaartz common and preferred stock and the elimination of Quaartz additional paid in capital.

(4) Reflects the elimination of the previously recorded Quaartz stock-based compensation.

(5) Reflects the elimination of Quaartz's accumulated deficit.

(6) Reflects the allocation of the purchase price of $8,981,000 to the tangible and intangible assets acquired between identifiable intangibles of assembled workforce totaling $1,222,800, acquired technology of $2,790,000 (inclusive of the $913,999 already recorded on the books of Quaartz), and the remaining $8,432,935 to goodwill.

(7) Reflects the elimination of $22,000 of deferred revenue recorded by Quaartz in relation to the integration work by Quaartz on behalf of Appiant

(8) Reflects the write-down of $535,243 of Quaartz property and equiptment to post-acquisition fair market values.

QUAARTZ  INCORPORATED
A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
------------------------------------------------------------------------------------------------------------------

                                    APPIANT TECHNOLOGIES, INC. AND QUAARTZ INC.
                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                           AND OTHER COMPREHENSIVE LOSS
                                       FOR THE YEAR ENDED SEPTEMBER 30, 2000



                                                    APPIANT       QUAARTZ     ADJUSTMENTS               PROFORM
                                                 -------------  ------------  ------------            ------------
NET REVENUES:
Products and integration services . . . . . . .  $ 11,236,000            --            --              11,236,000
Other services. . . . . . . . . . . . . . . . .    14,293,000     1,400,248            --              15,693,248
                                                 -------------  ------------  ------------            ------------
                                                                                       --
TOTAL NET REVENUES                                 25,529,000     1,400,248                            26,929,248
Cost of revenues:
Products and integration services . . . . . . .     9,852,000            --            --               9,852,000
Other services. . . . . . . . . . . . . . . . .     8,621,000     2,588,421            --              11,209,421
                                                 -------------  ------------  ------------            ------------

TOTAL COST OF REVENUES                             18,473,000     2,588,421            --              21,061,421

GROSS PROFIT                                        7,056,000    (1,188,173)           --               5,867,827

OPERATING EXPENSES
Selling, general and administrative. . . . . .     16,554,000     5,493,588            --              22,047,588
Research and development . . . . . . . . . . .                    2,183,574            --               2,183,574
Amortization of goodwill and other intangibles        676,000     1,397,094     3,264,284        (1)    5,337,378
Impairment of intangible assets                            --     1,370,369            --               1,370,369
                                                 -------------  ------------  ------------            ------------

TOTAL OPERATING EXPENSES                           17,230,000    10,444,625     3,264,284              30,938,909

LOSS FROM OPERATIONS                              (10,174,000)  (11,632,798)   (3,264,284)            (25,071,082)
OTHER INCOME (EXPENSE)
Interest income. . . . . . . . . . . . . . . .        217,000        13,572            --                 230,572
Interest expense . . . . . . . . . . . . . . .     (2,307,000)     (921,586)           --              (3,228,586)
Other. . . . . . . . . . . . . . . . . . . . .       (312,000)           --            --                (312,000)
                                                 -------------  ------------  ------------            ------------

Total other expense                                (2,402,000)     (908,014)           --              (3,310,014)
Loss from operations before
 income tax                                       (12,576,000)  (12,540,812)   (3,264,284)            (28,381,096)
Provision for income tax . . . . . . . . . . .        268,000            --            --                 268,000
                                                 -------------  ------------  ------------            ------------

NET LOSS                                         $(12,844,000)  (12,540,812)   (3,264,284)            (28,649,096)
                                                 =============  ============  ============            ============

COMPREHENSIVE LOSS
 Net loss                                        $(12,844,000)  (12,540,812)   (3,264,284)            (28,649,096)
 Other comprehensive income (loss)
   Translation gain (loss)                           (147,000)           --            --                (147,000)


COMPREHENSIVE LOSS                               $(12,991,000)  (12,540,812)   (3,264,284)            (28,796,096)
                                                 =============  ============  ============            ============


QUAARTZ  INCORPORATED
A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
------------------------------------------------------------------------------------------------------------------

(1) Reflects nine months of amortization of goodwill and amounts allocated to the assembled workforce and acquired technology based upon estimated
useful lives of three years, two years and three years, respectively.

(2) Pursuant to the release of Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible
Assets" in July 2001, the merged companies will reclassify 'Workforce' intangible assets to Goodwill and will discontinue the amortization of Goodwill from October 1, 2002.

QUAARTZ  INCORPORATED
A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
----------------------------------------------------------------------------------------------------------------

                                   APPIANT TECHNOLOGIES, INC. AND QUAARTZ INC.
                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                          AND OTHER COMPREHENSIVE LOSS
                                     FOR THE SIX MONTHS ENDED MARCH 31, 2001


                                                    APPIANT       QUAARTZ    ADJUSTMENTS              PROFORMA
                                                 -------------  -----------  ------------           ------------
NET REVENUES:
Products and integration services. . . . . . . . $  3,384,000           --            --              3,384,000
Other services . . . . . . . . . . . . . . . . .    9,231,000      109,448        (3,000)             9,337,448
                                                 -------------  -----------  ------------           ------------

TOTAL NET REVENUES                                 12,615,000      109,448        (3,000)            12,721,448
Cost of revenues:
Products and integration services. . . . . . . .    3,181,000           --            --              3,181,000
Other services . . . . . . . . . . . . . . . . .    6,254,000      539,011            --              6,793,011
                                                 -------------  -----------  ------------           ------------

TOTAL COST OF REVENUES                              9,435,000      539,011            --              9,974,011

GROSS PROFIT                                        3,180,000     (429,563)       (3,000)             2,747,437

OPERATING EXPENSES
Selling, general and administrative. . . . . . .   10,020,000    2,229,721            --             12,249,721
Research and development . . . . . . . . . . . .    1,210,000      938,974      (771,000)      (2)    1,377,974
Amortization of goodwill and other intangibles .      402,000      748,680    (2,176,189)      (1)    3,326,869
                                                 -------------  -----------  ------------           ------------

TOTAL OPERATING EXPENSES                           11,632,000    3,917,375     1,405,189             16,954,564

LOSS FROM OPERATIONS                               (8,452,000)  (4,346,938)   (1,408,189)           (14,207,127)
OTHER INCOME (EXPENSE)
Interest income. . . . . . . . . . . . . . . . .      180,000        1,448            --                181,448
Interest expense . . . . . . . . . . . . . . . .   (1,353,000)    (689,983)           --             (2,042,983)
Other. . . . . . . . . . . . . . . . . . . . . .      (41,000)          --            --                (41,000)
                                                 -------------  -----------  ------------           ------------

Total other expense                                (1,214,000)    (688,535)           --             (1,902,535)
Loss from operations before
 income tax                                        (9,666,000)  (5,035,473)   (1,408,189)           (16,109,662)
Provision for income tax . . . . . . . . . . . .      226,000           --            --                226,000
                                                 -------------  -----------  ------------           ------------

NET LOSS                                           (9,892,000)  (5,035,473)   (1,408,189)           (16,335,662)
Preferred dividends. . . . . . . . . . . . . . .   (7,626,000)          --            --             (7,626,000)
                                                 -------------  -----------  ------------           ------------
NET LOSS                                         $(17,518,000)  (5,035,473)   (1,408,189)           (23,961,662)
                                                 =============  ===========  ============           ============

COMPREHENSIVE LOSS
 Net loss                                        $ (9,892,000)  (5,035,473)   (1,408,189)           (16,335,662)
 Other comprehensive income (loss)
   Translation gain (loss)                            (63,000)          --            --                (63,000)
                                                 -------------  -----------  ------------           ------------

COMPREHENSIVE LOSS                               $ (9,955,000)  (5,035,473)   (1,408,189)           (16,398,662)
                                                 =============  ===========  ============           ============

QUAARTZ  INCORPORATED
A  DEVELOPMENT  STAGE  COMPANY)
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

                      APPIANT TECHNOLOGIES, INC. AND QUAARTZ INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          AND OTHER COMPREHENSIVE LOSS
                     FOR THE SIX MONTHS ENDED MARCH 31, 2001

(1) Reflects six months of amortization of goodwill and amounts allocated to the assembled workforce and acquired technology based upon estimated useful lives of three years, two years and three years respectively.


(2) Reflects the elimination of payroll expenses in Quaartz related to the software development work performed on behalf of Appiant.


(3) Reflects the elimination of $3,000 of revenue and $22,000 of deferred revenue recorded by Quaartz in relation to the integration work by Quaartz on behalf of Appiant.